SUPPLEMENT DATED JANUARY 23, 2006

TO THE PROSPECTUSES DATED APRIL 29, 2005

OF

SMITH BARNEY MONEY FUNDS, INC. — CASH PORTFOLIO

The information set forth below supplements the information set forth in the Sections titled “Class A Shares,” “Features of Class A Shares,” “Buying Shares,” “Redeeming Shares” and “Exchanging Shares:

You may buy Class A shares directly from the Fund if you are a customer of the Legg Mason Funds Investor Services division (“FIS Customers”). FIS Customers should contact FIS for more information about buying or exchanging Fund shares.

FIS Customers who acquire Fund shares directly from the Fund or through exchange from the Legg Mason Funds may exchange their Fund shares only for Primary Class shares of a Legg Mason Fund. Be sure to read the prospectus of the fund into which you are exchanging.

FD03357